Net income per share and common dividends	12 Months Ended
Dec. 31, 2025
Net income per share and common dividends
Net income per share and common dividends

13.   Net income per share and common dividends

Basic and diluted net income per share is calculated by dividing the net income available to common shareholders by the average number of common shares outstanding during the periods. Diluted net income per share is calculated by adjusting the net income available to common shareholders and the weighted average number of common shares used for calculating basic income per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the years ended December 31
In thousands of U.S. Dollars and shares, except per share amount	2025	2024	2023
Net income attributable to common stockholders	$36,072	$128,607	$113,408
Weighted average shares - Basic	40,625	41,656	41,130
Effect of dilutive RSUs	187	386	692
Weighted average shares - Diluted	40,812	42,042	41,822
Basic net income per share	$0.89	$3.09	$2.76
Diluted net income per share	$0.88	$3.06	$2.71

For the year ended December 31, 2025, no stock appreciation rights (“SARs”) were outstanding (2024: Nil, 2023: 176,360) and 344,639 RSUs (2024: 370,364, 2023: 716,452) were outstanding. For the year ended December 31, 2025, there were no anti-dilutive SARs and RSUs.

During the year ended December 31, 2025, the Company paid cash dividends on its outstanding shares of common stock aggregating $12.2 million (2024: $45.1 million).